SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): APRIL 28, 2004
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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

ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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     On April 28, 2004, the Registrant issued a press release announcing it had secured US$350,000 in funding via a private placement of Rule 144 restricted stock to one of the Registrant's largest stockholders. The proceeds of the private placement will be used to close the pending acquisitions of Players Grille, Inc. (Fleming Island) and Countrywide Realty Services. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1         The Registrant's Press Release dated April 28, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: April 28, 2004                     /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

99.1            The Registrant's Press Release               3
                dated April 28, 2004.